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                                                                     EXHIBIT 4.1

          TEMPORY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                    CERTIFICATE WHEN READY FOR DELIVERY.

[Logo]

                            CLASS A COMMON STOCK
                          PAR VALUE $.01 PER SHARE

                                    THIS
                               CERTIFICATE IS
                          TRANSFERABLE IN CHICAGO,
                       ILLINOIS AND NEW YORK NEW YORK

                                   SHARES

                              ----------------

                              CUSIP 20563P 10 1
                      SEE REVERSE FOR CERTAIN DEFINITIONS


COMPX INTERNATIONAL INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT




is the owner of


       FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK OF

CompX International Inc. (hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Restated Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent), as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by a Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
[Seal]       /s/ Joseph Compofelice           COUNTERSIGNED AND REGISTERED:
             CHAIRMAN OF THE BOARD              HARRIS TRUST AND SAVINGS BANK
                                                  TRANSFER AGENT AND REGISTRAR
             /s/ Steven L. Watson             BY
             SECRETARY                                    AUTHORIZED SIGNATURE
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                            COMPX INTERNATIONAL INC.

         This Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such statement may be obtained by a request in writing to the office of the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM                      as tenants in common
TEN ENT                      as tenants by the entireties
JT TEN                       as joint tenants with right of survivorship
                             and not as tenants in common
UNIF GIFT MIN ACT                           Custodian
                             --------------           ---------------
                                (Cust)                    (Minor)
                             under Uniform Gifts to Minors Act

                             ----------------
                                 (State)


   Additional abbreviations may also be used though not in the above list.

         For Value Received,_______________ hereby sell, assign and transfer unto

                 PLEASE INSERT SOCIAL SECURITY OR OTHER
                     IDENTIFYING NUMBER OF ASSIGNEE
                            [               ]


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(Please print or typewrite name and address, including zip code, of assignee)


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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said
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stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------


NOTICE:                                               X ----------------------
                                                               (SIGNATURE)
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.
                                                      X ----------------------
                                                               (SIGNATURE)





THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


SIGNATURE(S) GUARANTEED BY: